UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

OVID THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway, Suite 15044 New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646-661-7661

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On December 17, 2020 the Compensation Committee (the “Committee”) of the Board of Directors of Ovid Therapeutics Inc. (the “Company”) approved the 2020 cash bonuses, 2021 annual base salaries, 2021 bonus targets and 2021 equity awards for the Company’s named executive officers (each an “Executive”), as set forth below.

2020 Cash Bonuses, 2021 Annual Base Salaries and 2021 Bonus Targets

The Committee approved the following 2020 cash bonuses, 2021 annual base salaries, which salaries are effective January 1, 2021, and 2021 bonus targets for the Executives.

Name and Title	2020 Cash Bonus	2021 Annual Base Salary	2021 Bonus Target
Jeremy M. Levin, DPhil, MB BChir Chief Executive Officer	$280,000	$583,734	50%
Amit Rakhit, MD President and Chief Medical Officer	$200,000	$520,000	40%
Timothy Daly Executive Vice President, Finance & Corporate Controller	$154,000	$400,400	40%

2021 Equity Awards

The Committee approved and granted options to purchase shares of the Company’s common stock to the Executives as annual equity incentive awards granted pursuant to the Company’s 2017 Equity Incentive Plan, which grants are set forth in the table below.

Name and Title	Option Grant (shares)
Jeremy M. Levin, DPhil, MB BChir Chief Executive Officer	650,000
Amit Rakhit, MD President and Chief Medical Officer	200,000
Timothy Daly Executive Vice President, Finance & Corporate Controller	125,000

The stock option granted to each Executive has (i) a vesting commencement date of December 17, 2020, (ii) an exercise price of $2.82 per share, the closing price of the Company’s common stock on December 17, 2020, and (iii) a term of 10 years from the grant date. Twenty-five percent of the shares subject to the option granted to each Executive will vest on the one-year anniversary of the vesting commencement date, and the remainder will vest in 36 equal monthly installments thereafter, subject to the Executive’s continued service with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Thomas M. Perone
Thomas M. Perone
General Counsel & Corporate Secretary

Dated: December 21, 2020